                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 20, 2002


                               OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------        ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



                   One Market Street, Spear Tower, Suite 3500
                         San Francisco, California 94105
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 293-7666
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

      On September 20, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of August 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

      Exhibit
      Number                             Description
--------------------------------------------------------------------------------
      99.1     Chapter 11 Monthly Operating Report for August 2002 filed on
               September 20, 2002 by OmniSky Corporation, OmniSky International,
               LLC, Norway Acquisition Corporation and NomadIQ, Inc.,
               debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11
               (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and 01-33128-SFM-11
               (Jointly Administered), with the United States Bankruptcy Court for the Northern District of California in San Francisco,
               California.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 23, 2002                  OMNISKY CORPORATION


                                   By: /s/ Michael Malesardi
                                       -----------------------------------------

                                   Name: Michael Malesardi
                                         ---------------------------------------

                                   Title: Chief Financial Officer and Co-Chief
                                          Restructuring Officer
                                          --------------------------------------

                                  EXHIBIT INDEX


Exhibit
Number                         Description
--------------------------------------------------------------------------------
99.1    Chapter 11 Monthly Operating Report for August 2002 filed on September 20,
        2002 by OmniSky Corporation, OmniSky International, LLC, Norway
        Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
        01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), with the
        United States Bankruptcy Court for the Northern District of California in
        San Francisco, California.